                                                                   EXHIBIT 10.15

                                    AGREEMENT

                                     Between

                               NEW YORK UNIVERSITY

                                       and

                          COLLATERAL THERAPEUTICS, INC.

                           NYU/COLLATERAL THERAPEUTICS
                          Research & License Agreement


                    INDEX

 Section l       Definitions                                           page 1

 Section 2       Effective Date                                        page 4

 Section 3       Performance of the NYU Research Project               page 4

 Section 4       Funding of the NYU Research Project                   page 5

 Section 5       Title                                                 page 5

 Section 6       Patents and Patent Applications                       page 6

 Section 7       Grant of License                                      page 8

 Section 8       Payments for License                                  page 9

 Section 9       Method of Payment                                     page 12

 Section 10      Development and Commercialization                     page 13

 Section 11      Confidential Information                              page 15

 Section 12      Publication                                           page 15

 Section 13      Liability and Indemnification                         page 16

 Section 14      Security for Indemnification                          page 17

 Section 15      Expiry and Termination                                page 18

 Section 16      Representations and Warranties by CORPORATION         page 19

 Section 17      Representations and Warranties by NYU                 page 20

 Section 18      No Assignment                                         page 21

 Section 19      Use of Narne                                          page 21

 Section 20      Miscellaneous                                         page 22

                 Appendix I  Pre Existing Inventions

                 Appendix II Research Program

                 Appendix III Development Plan

                         RESEARCH AND LICENSE AGREEMENT

      This Agreement, effective as of March 24, 1997 (the "Effective Date"), is by and between NEW YORK UNIVERSITY (herein-after "NYU"), a corporation organized and existing under the laws of the State of New York and having a place of business at 70 Washington Square South, New York, New York 10012 and COLLATERAL THERAPEUTICS, INC. (hereinafter "CORPORATION"), a corporation organized and existing under the laws of the State of California, having its principal office at 9360 Towne Centre Drive, San Diego, California 92121.

                                    RECITALS

      WHEREAS, Dr Claudia Basilico of NYU (hereinafter "the NYU Scientist"), together with other co-inventors, has made certain inventions all as more particularly described in an issued U S. patent and U. S patent applications and foreign patent applications owned by NYU, in each case identified in annexed Appendix I and forming an integral part hereof (hereinafter "the PreExisting Inventions");

      WHEREAS, NYU is willing to perform the NYU Research Project (as hereinafter defined);

      WHEREAS, CORPORATION is prepared to sponsor the NYU Research Project;

      WHEREAS, subject to the terms and conditions hereinafter set forth, NYU is willing to grant to CORPORATION and CORPORATION is willing to accept from NYU the License (as hereinafter defined);

      NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto hereby agree as follows:

      1.    Definitions.

      (a) "Calendar Year" shall mean any consecutive period of twelve months commencing on the first day of January of any year.

      (b) "Corporation Entity" it shall mean any company or other legal entity which controls, or is controlled by, or is under common control with, CORPORATION; control means the holding of fifty percent (50%) or more of (i) the capital and/or (ii) the voting rights and/or
            (iii) the right to elect or appoint directors.
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                                        2


      (c)   "Date of First Commercial Sale" shall have the meaning set forth in
            Section 7(b) hereof.

      (d) "FGF-4" shall mean Fibroblast Growth Factor 4 the amino acid sequence of which is provided in Figure 1 in the article by P. Delli Bovi, A.M. Curatola, F. G. Kern, A. Greco, M. Ittmann, and C. Basilico published in Cell, Volume 50, pages 729-737, August 28, 1987.

      (e) "Field" shall mean gene therapy for coronary artery disease, congestive heart failure, and peripheral vascular disease.

      (f)                         ***
                                  ***
                                  ***
                                  ***
                                  ***
                                  ***

      (g) "License" shall mean the exclusive worldwide license to practice the Research Technology (as hereinafter defined) for the development, manufacture, use and sale of the Licensed Products (as hereinafter defined) in the Field and the exclusive worldwide right to sublicense such rights in accordance with Section 7(c).

      (h) "Licensed Products" shall mean products comprising a nucleic acid sequence encoding FGF-4 or fragments or analogs thereof, in each case which are covered by a claim of any unexpired patent within the NYU Patents (as hereinafter defined) which has not been disclaimed or held invalid by a court of competent jurisdiction from which no appeal can be taken or of any active patent application within the NYU Patents, or which utilize all or any portion of NYU Know-How.

      (i) "Net Sales" shall mean the total amount invoiced in connection with sales of Licensed Products by CORPORATION, any Corporation Entity or any sublicensee of CORPORATION, any Corporation Entity or a sublicensee in accordance with Section 7(c)(iii), in each case to end users; provided that Net Sales shall (i) not include any amounts invoiced in connection with sales of Licensed Products for (A) transportation charges, including insurance relating thereto, or (B) sales and excise taxes, value-added taxes or customs duties paid by the

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                                        3


            person selling or distributing any Licensed Product or any other governmental charges imposed upon the sale or distribution of any Licensed Product; and (ii) be adjusted to reflect any deductions to amounts invoiced to take account of (X) distributors' fees, rebates, allowances or sales commissions actually granted, allowed or incurred and credits for returns or (Y) quantity or case discounts, cash discounts or chargebacks actually granted, allowed or incurred in the ordinary course of business in connection with the sale or distribution of any Licensed Product; provided, further, that Net Sales shall not include amounts invoiced by CORPORATION to any person or entity that is a Corporation Entity or a sublicensee of CORPORATION or a Corporation Entity under the License.

      (j) "NYU Know-How" shall mean the Pre-Existing Inventions, any proprietary information or proprietary materials including, but not limited to, pharmaceutical, chemical, biological and biochemical products, information and trade secrets, know-how, technical and nontechnical data, materials, methods and processes and any drawings, plans, diagrams, specifications and/or other documents containing such information, discovered, developed or acquired by, or on behalf of students or employees of NYU during the term and in the course of the NYU Research Project.

      (k) "NYU Patents" shall mean all United States and foreign patents and patent applications, and any divisions, continuations, in whole or in part, reissues, re-examinations, renewals and extensions thereof, and pending applications therefor:

            (1) which claim Pre-Existing Inventions and which are identified on annexed Appendix I; or

            (2) which claim inventions that are made, in whole or in part, by students or employees of NYU during the term and in the course of the NYU Research Project.

      (l) "Research Period" shall mean the three-year period commencing on the Effective Date hereof and any extension thereof as to which NYU and CORPORATION shall mutually agree in writing.

      (m) "NYU Research Project" shall mean the investigations at NYU during the Research Period into the Field under the supervision of the NYU Scientist in
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                                        4


            accordance with the research program, described in annexed Appendix II, which forms an integral part hereof.

      (n)   "Research Technology" shall mean all NYU Patents and NYU Know-How.

      (o) "Total Net Sales" shall mean the aggregate Net Sales of CORPORATION, any Corporation Entity and any sublicensee of CORPORATION or any Corporation Entity to end users of Licensed Products.

      2.    Effective Date.

      This Agreement shall be effective as of the date first written above and shall remain in full force and effect until it expires or is terminated in accordance with Section 16 hereof.

      3.    Performance of the NYU Research Project.

            (a)   In consideration of the sums to be paid to NYU as set forth in
                  Section 4 below, NYU undertakes to perform the NYU Research Project under the supervision of the NYU Scientist during the Research Period, as such Project may be amended in accordance with Section 20(f). If, during the Research Period the NYU Scientist shall cease to supervise the NYU Research Project, then NYU shall promptly so notify CORPORATION and shall endeavor to find among the scientists of NYU a Scientist acceptable to CORPORATION to continue the supervision of the NYU Research Project. If NYU is unable to find such a Scientist acceptable to CORPORATION within three months after such notice to CORPORATION, CORPORATION shall have the option to terminate its funding of the NYU Research Project. CORPORATION shall promptly advise NYU in writing if CORPORATION so elects. Such termination of funding pursuant to this Section 3(a) shall not terminate this Agreement or the License granted herein. Nothing herein contained shall be deemed to impose an obligation on NYU to find a replacement for the NYU Scientist.

            (b) Nothing contained in this Agreement shall be construed as a warranty on the part of NYU that any results or inventions will be achieved by the NYU Research Project, or that the Research Technology and/or any other results or inventions achieved by the NYU Research Project, if any, are or will be commercially exploitable and furthermore, NYU makes
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                                        5


                  no warranties whatsoever as to the commercial or scientific value of the Research Technology and/or as to any results which may be achieved in the NYU Research Project.

            (c) NYU will have full authority and responsibility for the NYU Research Project. All students and employees of NYU who work on the NYU Research Project will do so as employees or students of NYU, and not as employees of CORPORATION.

            (d) NYU shall provide to CORPORATION a report on the NYU Research Project within ninety (90) days following the end of each twelve-month period occurring during the Research Period.

      4.    Funding of the NYU Research Project.

            (a) As compensation to NYU for work to be performed on the NYU Research Project during the Research Period, subject to any earlier termination of the Research Project pursuant to
                  Section 3(a) hereof, CORPORATION will pay NYU the total sum of $600,000, payable in six equal consecutive installments of $100,000, on the Effective Date and at six month intervals following such Date.

            (b) Nothing in this Agreement shall be interpreted to prohibit NYU (or the NYU Scientist) from obtaining additional financing or research grants for the NYU Research Project from government agencies, which grants or financing may render all or part of the NYU Research Project and the results thereof subject to the patent rights of the U.S. Government and its agencies, as set forth in Title 35 U.S.C.ss.200 et seq.

      5.    Title.

            (a) Subject to the License granted to CORPORATION hereunder, it is hereby agreed that all right, title and interest, in and to the Research Technology, and in and to any drawings, plans, diagrams, specifications, and other documents containing any of the Research Technology shall vest solely in NYU. At the request of NYU, CORPORATION shall take all steps as may be necessary to give full effect to said right, title and interest of NYU including, but not limited to, the execution of any documents that may be required to record such right, title and interest with the appropriate agency or government office.

            (b) Subject to the License granted to CORPORATION hereunder, for so long as the NYU Scientist is employed by NYU, any and all inventions made by such NYU Scientist and relating to the Field shall be owned solely by NYU.

      6.    Patents and Patent Applications.

            (a) NYU will promptly disclose to CORPORATION in writing any inventions which constitute potential NYU Patents developed in the course of the NYU Research Project.

            (b) At the initiative of CORPORATION or NYU, the parties shall consult with each other regarding the prosecution of all patent applications within NYU Patents (excluding any Pre-Existing Invention). Such patent applications shall be filed, prosecuted and maintained by the law fire of Darby & Darby or by other patent counsel jointly selected by NYU and CORPORATION. Copies of all such patent applications and patent office actions shall be forwarded to each of NYU and CORPORATION.

                  NYU and CORPORATION shall each also have the right to have such patent applications and patent office actions independently reviewed by other patent counsel separately retained by NYU or CORPORATION, upon prior notice to and consent of the other party, which consent shall not unreasonably be withheld.

            (c) All applications and proceedings with respect to NYU Patents (other than those relating to any Pre-Existing Invention) shall be filed, prosecuted and maintained by NYU at the expense of CORPORATION. Against the submission or invoices, CORPORATION shall reimburse NYU for all costs and fees incurred by NYU during the term of this Agreement, in connection with the filing, maintenance, prosecution, protection and the like of such patents.

            (d) NYU and CORPORATION shall assist, and cause their respective employees and consultants to assist each other, in assembling inventorship information and data for the filing and prosecution of patent applications on inventions pertaining to the Research Technology.

            (e) If at any time during the term of this Agreement CORPORATION decides that it is undesirable, as to one or more countries, to prosecute or maintain any patents or patent applications within the NYU Patents (other than those relating to any Pre-Existing Invention), it shall give prompt written notice thereof to NYU, and upon receipt of such notice CORPORATION shall be released from its obligations to bear all of the expenses to be incurred thereafter as to such countries in conjunction with such patent(s) or patent application(s) and such patent(s) or application(s) shall be deleted from the Research Technology and NYU shall be free to grant rights in and to the Research Technology in such countries to third parties, without further notice or obligation to CORPORATION, and the CORPORATION shall have no rights whatsoever to exploit the Research Technology in such countries.

            (f) Under the *** provisions exist to determine the circumstances under which patent, protection will be obtained by NYU with respect to any Pre-Existing Invention. For patent applications with respect to Pre-Existing Inventions, copies of such applications and office actions shall be forwarded to CORPORATION who may consult with NYU with regard thereto. CORPORATION agrees, upon presentation of supporting documentation, to reimburse NYU for *** of the expenses incurred by NYU as of the Effective Date in connection with obtaining such patent protection. In the event that such separate provisions result in a situation where patent protection in any country is not pursued by NYU because of a lack of funding pursuant to such provisions, then NYU shall notify CORPORATION thereof and CORPORATION shall have the option to pay NYU to pursue such patent protection.

            (g) Nothing herein contained shall be deemed to be a warranty by NYU that

                  (i) NYU can or will be able to obtain any patent or patents on any patent application or applications in the NYU Patents or any portion thereof, or that any of the NYU Patents will afford adequate or commercially worthwhile protection, or

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
                                        8


                  (ii) that the manufacture, use, or sale of any element of the Research Technology or any Licensed Product will not infringe any patent(s) of a third party.

      7.    Grant of License.

            (a) Subject to the terms and conditions hereinafter set forth, and subject to any rights of the U.S. Government pursuant to Title 35 of the United States Code ss.200 et seq., NYU hereby grants to CORPORATION and CORPORATION hereby accepts from NYU the License.

            (b) The License granted to CORPORATION in Section 7(a) hereto shall commence upon the Effective Date and shall remain in force on a country-by-country basis, if not previously terminated under the terms of this Agreement, for fifteen (15) years from the Date of First Commercial Sale in such country or until the expiration date of the last patent within the NYU Patents in any such country to expire, whichever shall be later CORPORATION shall inform NYU in writing of the Date of First Commercial Sale with respect to each Licensed Product in each country as soon as practicable after the making of each such first commercial sale.

            (c) CORPORATION shall be entitled to grant sublicenses under the License on terms and conditions in compliance and not inconsistent with the terms and conditions of this Agreement (except that the rate of royalty may be at higher rates than those set forth in this Agreement) (i) to a Corporation Entity or (ii) to other third parties for consideration and in an arms-length transaction. All sublicenses shall only be granted by CORPORATION under a written agreement, a copy of which shall be provided by CORPORATION to NYU as soon as practicable after the signing thereof. Each sublicense granted by CORPORATION hereunder shall be subject and subordinate to the terms and conditions of this License Agreement and shall contain (inter-alia) the following provisions:

                  (1) the sublicense shall expire automatically on the termination of the License;

                  (2) the sublicense shall not be assignable, in whole or in part;

                  (3) the sublicensee shall not grant further sublicenses, except that a sublicensee may grant a further sublicense solely for purposes of effecting distribution of Licensed Products to end users on the same terms required for sublicenses under this Section 7(c);

                  (4) both during the term of the sublicense and thereafter the sublicensee shall agree to a confidentiality obligation similar to that imposed on CORPORATION in
                        Section 11 below, and that the sublicensee shall impose on its employees, both during the terms of their employment and thereafter, a similar undertaking of confidentiality; and

                  (5) the sublicense agreement shall include the text of Sections 13 and 14 of this Agreement and shall state that NYU is an intended third party beneficiary of such sublicense agreement for the purpose of enforcing such indemnification and insurance provisions.

      8.    Payments for License.

            (a) In consideration for the grant and during the term of the License with respect to each Licensed Product, CORPORATION shall pay to NYU:

                  (1) On the Effective Date, a non-refundable, noncreditable license issue fee of one hundred thousand dollars ($100,000);

                  (2)   On the *** of the *** *** and *** ***, a *** license ***
                        of *** *** ; provided that such fee *** on the *** *** following the completion by CORPORATION of *** *** of *** in accordance with the terms of this Agreement;

                  (3) Upon the achievement of the following technical milestones with respect to any Licensed Product, the payments as indicated below:

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                                       10

Milestone                                              Payments
---------                                              --------

Upon the filing of an initial Investigational New Drug Application (or foreign equivalent thereof) for each new Licensed Product


                                                       $250,000

                                     ***
                                     ***

                                                           ***

                                     ***
                                     ***

                                                           ***

                                     ***
                                     ***
                                     ***
                                     ***
                                     ***.
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            (4)   With respect to sales of Licensed Products a *** of Total Net
                  Sales during each calendar year.

      (b) For the purpose of computing the royalties due to NYU hereunder, the year shall be divided into two parts ending on June 30 and December
            31. Not later than one hundred thirty (130) days after each December and June in each Calendar Year during the term of the License, CORPORATION shall submit to NYU a full and detailed report of royalties or payments due NYU under the terms of this Agreement for the preceding half year (hereinafter "the Half-Year Report"), setting forth the Total Net Sales and Net Sales of each of CORPORATION, each Corporation Entity and each sublicensee of CORPORATION, any Corporation Entity or sublicensee permitted under
            Section 7(c)(iii) and/or lump sum payments and all other payments or consideration from sublicensees upon which such royalties are computed and including at least:

            (i) the quantity of Licensed Products used, sold, transferred or otherwise disposed of on a country-by-country basis;

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                                       11


            (ii)  the selling price of each Licensed Product;

            (iii) the deductions permitted under subsection 1(i) hereof to arrive at Net Sales; and

            (iv)  the royalty computations and subject of payment.

            If no royalties or other payments are due, a statement shall be sent to NYU stating such fact. Payment of the full amount of any royalties or other payments due to NYU for the preceding half year shall accompany each Half-Year Report on royalties and payments.
            CORPORATION shall keep for a period of at least *** after the date of entry, full, accurate and compete books and records consistent with sound business and accounting practices and in such form and in such detail as to enable the determination of the amounts due to NYU from CORPORATION pursuant to the teems of this Agreement.

            (c) Within ninety (90) days after the end of each Calendar Year, commencing on the Date of First Commercial Sale CORPORATION shall furnish NYU with a report (hereinafter the "Annual
                  Report"), certified by an independent certified public accountant, relating to the royalties and other payments due to NYU pursuant to this Agreement in respect of the Calendar
                  Year covered by such Annual Report and containing the same details as those specified in Section 8(b) above in respect of the Half-Year Report.

            (d) On reasonable notice and during regular business hours, NYU or the authorized representative of NYU shall each have the right to inspect the books of accounts, records and other relevant documentation of CORPORATION or of Corporation Entity and the sublicensees of CORPORATION, Corporation Entity and any sublicensee insofar as they relate to the production, marketing and sale of the Licensed Products, in order to ascertain or verify the amount of royalties and other payments due to NYU hereunder, and the accuracy of the information provided to NYU in the aforementioned reports. NYU shall also have the right, not more than once each calendar year, to audit CORPORATION's books and financial records for the purpose of verifying full

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                                       12


                  payment by CORPORATION of its royalty obligations hereunder.
                  Such audits shall be conducted during normal business hours and shall not interfere with CORPORATION's conduct of its business. Each such audit shall be at NYU's expense, unless a particular audit reveals an underpayment of ten percent
                  (10%) or more of the amount that should have been paid to NYU for the period audited, in which case CORPORATION shall bear the expense of such audit. In the event of any underpayment of royalties, CORPORATION shall promptly remit to NYU all amounts due.

            (e) Beginning in the year in which CORPORATION completes one full year of sales of Licensed Products and continuing thereafter until this Agreement shall terminate or expire, CORPORATION agrees that if the total royalties paid to NYU under subsection 8(a)(4) hereof do not amount to five hundred thousand dollars ($500,000) in each Calendar Year, CORPORATION will pay to NYU within one hundred thirty (130) days after the end of each such Calendar Year, as additional royalty the difference between the amount of the total royalties paid to NYU by CORPORATION in such Calendar
                  Year and five hundred thousand dollars ($500,000), failing which NYU shall have the right solely at its election, upon written notice to CORPORATION, to either terminate this Agreement for cause or to declare the License granted herein to CORPORATION to be non-exclusive.

            (f) CORPORATION shall, and shall cause each Corporation Entity and sublicensee of CORPORATION, Corporation Entity or a sublicensee, to effect sales of Licensed Products to third parties on commercially reasonable, arm's length terms.

      9.    Method of Payment.

            (a) Royalties and other payments due to NYU hereunder shall be paid to NYU in United States dollars. Any such royalties on or other payments relating to transactions in a foreign currency shall be converted into United States dollars based on the closing buying rate of the Morgan Guaranty Trust Company of New York applicable to transactions under exchange regulations for the particular currency on the last business day of the accounting period for which such royalty or other payment is due.


            (b) CORPORATION shall be responsible for payment to NYU of all royalties due on sale, transfer or disposition of Licensed Products by Corporation Entity or by the sublicensees of CORPORATION, Corporation Entity or a sublicensee.

      10.   Development and Commercialization.

      (a)   It shall be within the judgment of CORPORATION
            in what manner to proceed with the development
            of Licensed Products for commercialization;
            provided that CORPORATION shall use efforts,
            consistent with its sound and reasonable
            business practices and technical judgment, to
            effect introduction of Licensed Products into
            the commercial market. CORPORATION shall be
            deemed to satisfy the due diligence requirements
            of this Section 10(a) by:   ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***
                                     ***                     .
            Corporation's Development Plan is annexed hereto as Appendix III.

      (b) Provided that applicable laws, rules and regulations require that the performance of the tests, trials, studies and other activities required by subsection (a) above shall be carried out in accordance with FDA current Good Laboratory Practices, current Good Manufacturing Practices and current Good Clinical Practices and in a manner acceptable to the relevant health authorities, CORPORATION shall carry out such tests, trials, studies and other activities in accordance with such Practices and in a manner acceptable to the relevant health authorities. Furthermore, the Licensed Products shall be produced in accordance with FDA current Good Manufacturing Practice procedures in a facility which has been licensed by the FDA to manufacture such Licensed Products, provided that applicable laws, rules and regulations so require.

      (c) CORPORATION undertakes to begin the regular commercial production, use, and sale of the Licensed

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
                                       14


            Products in each counted in which approve has been received (as described in Section 10(a)) and to continue diligently thereafter to commercialize the Licensed Products in each such country in a manner consistent with sound and reasonable business practices.

      (d) CORPORATION shall provide NYU with written reports on all activities and actions undertaken by CORPORATION to develop and commercialize the Licensed Products; such reports shall be made within sixty (60) days after each six (6) months of the duration of this Agreement, commencing six months after the Effective Date.

      (e)   If CORPORATION shall not satisfy the requirements set forth in
            Section 10(a) (unless such delay or failure is necessitated by FDA or other regulatory agencies or unless NYU and CORPORATION have mutually agreed to amend the Development Plan because of unforeseen circumstances) NYU shall notify CORPORATION in writing of CORPORATION's failure and shall allow CORPORATION sixty (60) days to cure such failure Upon receiving such notice, CORPORATION may elect to extend such diligence period and all subsequent diligence periods relating to such Licensed Product for one twelve (12) month period upon written certification to NYU that CORPORATION is continuing product development work with respect to a Licensed Product and payment to NYU of a fee equal to $100,000. After the expiration of any such twelve-month period CORPORATION may elect to further extend its diligence obligations under
            Section 10(a) with respect to such Licensed Product for successive one-year periods upon (i) written notice to NYU, (ii) certification by CORPORATION that it is continuing to diligently develop such Licensed Product and, together with its sublicensee(s), will spend no less than three million dollars ($3,000,000) in each Calendar Year on development of such Product and (iii) payment to NYU prior to the beginning of such year of an amount equal to $500,000 representing minimum annual royalties with respect to such Product. CORPORATION's failure to cure a delay in the diligence requirements to NYU's reasonable satisfaction or elect and satisfy the requirements of one of the options set forth above within such 60-day period shall be a material breach of this Agreement.

      11.   Confidential Information.

            (a) Except as otherwise provided in Section 11(b) and 11(c) below CORPORATION shall maintain any and all of the Research Technology in confidence and shall not release or disclose any tangible or intangible component thereof to any third party without first receiving the prior written consent of NYU to said release or disclosure; provided that CORPORATION may, without NYU's consent, disclose Research Technology to sublicensees pursuant to Section 7, CORPORATION Entities and consultants engaged by CORPORATION, in each case pursuant to a confidentiality agreement requiring such party to maintain any and all of the Research Technology in confidence and not release or disclose any tangible or intangible component thereof to any third party without first receiving the prior written consent of NYU to said release or disclosure.

            (b) The obligations of confidentiality set forth in Section 11(a) shall not apply to any component of the Research Technology which was part of the public domain prior to the Effective Date of this Agreement or which becomes a part of the public domain not due to some unauthorized act by or omission of CORPORATION after the effective date of this Agreement or which is disclosed to CORPORATION by a third party who has the right to make such disclosure.

            (c) The provisions of Section 11(a) notwithstanding, CORPORATION may disclose the Research Technology to third parties who need to know the same in order to secure regulatory approval for the sale of Licensed Products.

      12.   Publication.

            (a) Prior to submission for publication of a manuscript describing the results of any aspect of the NYU Research Project, NYU shall send CORPORATION a copy of the manuscript to be submitted by overnight mail or facsimile transmission, and shall allow CORPORATION *** from the date of such mailing to determine whether the manuscript contains such subject matter for which patent protection should be sought prior to publication of such manuscript, for the purpose of protecting an invention made by the NYU Scientist during the course and within the term of the NYU Research Project.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  Should CORPORATION believe the subject matter of the manuscript contains a patentable invention, then, prior to the expiration of such *** from the mailing date of such manuscript to CORPORATION by NYU, CORPORATION shall give written notification to NYU of:

                  (i) its determination that such manuscript contains patentable subject matter for which patent protection should be sought; and

                  (ii) the countries in which such patent protection should be sought.

            (b) After the expiration of such *** from the date of mailing such manuscript to CORPORATION, unless NYU has received the written notice specified above from CORPORATION, NYU Shall be free to submit such manuscript for publication to publish the disclosed research results in any manner consistent with academic standards.

            (c) Upon receipt of such written notice from CORPORATiON, NYU will thereafter delay submission of the manuscript for an additional period of up to *** to permit the preparation and filing in accordance with Section 6 hereof of a U.S. patent application by NYU on the subject matter to be disclosed in such manuscript. After expiration of such *** or the filing of a patent application on each such invention, whichever shall occur first, NYU shall be free to submit the manuscript and to publish the disclosed results.

      13.   Liability and Indemnification.

            (a) CORPORATION shall indemnify, defend and hold harmless NYU and its trustees, officers, medical and professional staff, employees, students and agents and their respective successors, heirs and assigns (the "Indemnitees"), against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon the Indemnitees or any one of them in connection with any claims, suits, actions, demands or judgments (i) arising out of the design, production, manufacture, sale, use in commerce or in human clinical trials, lease, or promotion by CORPORATION, a Corporation Entity or an agent of CORPORATION, or by a sublicensee of CORPORATION, a

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  Corporation Entity or a sublicensee, of any Licensed Product, process or service relating to, or developed pursuant to, this Agreement or (ii) arising out of any other activities to be carried out pursuant to this Agreement.

            (b) With respect to an Indemnitee, CORPORATION's indemnification under subsection (a)(i) of this Section 13 shall apply to any liability, damage, loss or expense whether or not it is attributable to the negligent activities of such Indemnitee. CORPORATION's indemnification obligation under subsection
                  (a)(ii) of this Section 13 shall not apply to any liability, damage, loss or expense to the extent that it is attributable to the negligent activities of any such Indemnitee.

            (c) CORPORATION agrees, at its own expense, to provide attorneys reasonably acceptable to NYU to defend against any actions brought or filed against any Indemnitee with respect to the subject indemnity to which such Indemnitee is entitled hereunder, whether or not such actions are rightfully brought.

      14.   Security for Indemnification.

            (a) At such time as any Licensed Product, process or service relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by CORPORATION or by a sublicensee, Corporation Entity or agent of CORPORATION, CORPORATION shall at its sole cost and expense procure and maintain, or cause a sublicensee, Corporation Entity or agent of CORPORATION to procure and maintain, policies of comprehensive general liability insurance in amounts not less than $5,000,000.00 per incident and $10,000,000.00 annual aggregate and naming the Indemnitees as additional insureds. Such comprehensive general liability insurance shall provide (i) product liability coverage and (ii) broad form contractual liability coverage for CORPORATION's indemnification under Section 13 of this Agreement. If CORPORATION elects to self-insure all or part of the limits described above (including deductibles or retentions which are in excess of $250,000 annual aggregate) such self-insurance program must be acceptable to NYU.

                  The minimum amounts of insurance coverage required under this
                  Section 14 shall not be construed to create a limit of CORPORATION's liability with respect to its indemnification under Section 13 of this Agreement.

            (b) CORPORATION shall provide NYU with written evidence of such insurance upon request of NYU. CORPORATION shall provide NYU with written noticed at least *** prior to the cancellation, nonrenewal or material change in such insurance; if CORPORATION does not obtain replacement insurance providing comparable coverage within such *** *** NYU shall have the right to terminate this Agreement effective at the end of such *** without notice or any additional waiting periods

            (c) CORPORATION shall maintain such comprehensive general liability insurance beyond the expiration or termination of this Agreement during (i) the period that any product, process or service, relating to, or developed pursuant to, this Agreement is being commercially distributed or sold (other than for the purpose of obtaining regulatory approvals) by CORPORATION or by a sublicensee, Corporation Entity or agent of CORPORATION and (ii) a reasonable period after the period referred to in (c)(i) above which in no event shall be less than *** *** .

      15.   Expiry and Termination.

            (a)   Unless earlier terminated pursuant to this Section 15 or
                  Section 8(e), hereof, this Agreement shall expire upon the expiration of the period of the License in all countries as set forth in Section 7(b) above.

            (b) At any time prior to expiration of this Agreement, either party may terminate this Agreement forthwith for cause, as "cause" is described below, by giving written notice to the other party. Cause for termination by one party of this Agreement shall be deemed to exist if the other party materially breaches or defaults in the performance or observance of any of the provisions of this Agreement and such breach or default is not cured within sixty (60) days or, in the case of failure to pay

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                  any amounts due hereunder, thirty (30) days (unless otherwise specified herein) after the giving of notice by the other party specifying such breach or default, or if either NYU or CORPORATION discontinues its business or becomes insolvent or bankrupt.

            (c) In the event that CORPORATION determines, at any time following the end of the Research Period, to cease all development or commercialization of all Licensed Products covered by this Agreement, CORPORATION may terminate this Agreement by notifying NYU in writing thereof no less than one hundred twenty (120) days prior to the date of termination.

            (d) Any amount payable hereunder by one of the parties to the other, which has not been paid by the date on which such payment is due, shall earn interest from such date until the date on which such payment is made, at the rate of two percent (2%) per annum in excess of the prime rate previously at the Citibank, N.A., in New York. During the period of arrears and such amount and the interest thereon may be set of against any amount due, whether in terms of this Agreement or otherwise, to the party in default by any non-defaulting party.

            (e) Upon termination of this Agreement for any reason and prior to expiration as set forth in Section 15(a) hereof, all rights in and to the Research Technology shall revert to NYU, and CORPORATION shall not be entitled to make any further use whatsoever of the Research Technology.

            (f) Termination of this Agreement shall not relieve either party of any obligation to the other party incurred prior to such termination.

            (g) Sections 5, 11, 13, 14, 15 and 19 hereof shall survive and remain in full force and effect after any termination, cancellation or expiration of this Agreement.

      16.   Representations and Warranties by CORPORATION.

            CORPORATION hereby represents and warrants to NYU as follows:

            (1) CORPORATION is a corporation duly organized, validly existing and in good standing under the laws of the State of California. CORPORATION has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Directors of CORPORATION;

            (2) There is no pending or, to CORPORATION's kowledge, threatened litigation involving CORPORATION which would have any effect on this Agreement or on CORPORATION's ability to perform its obligations hereunder;

            (3) There is no indenture, contract, or agreement to which CORPORATION is a party or by which CORPORATION is bound which prohibits or would prohibit the execution and delivery by CORPORATION of this Agreement or the performance or observance by CORPORATION of any term or condition of this Agreement; and

            (4) CORPORATION has received and reviewed copies of the *** (with the exception of those sections of the February 6, 1989 Agreement following section 4.1) and understands and accepts the terms thereof that it has received and reviewed.

      17.   Representations and Warranties by NYU.

            NYU hereby represents and warrants to CORPORATION as follows:

            (1) NYU is a corporation duly organized, validly existing and in good standing under the laws of the State of New York. NYU has been granted all requisite power and authority to carry on its business and to own and operate its properties and assets. The execution, delivery and performance of this Agreement have been duly authorized by the Board of Trustees of NYU.

            (2) There is no pending or, to NYU's knowledge, threatened litigation involving NYU which would have any effect on this Agreement or on NYU's ability to perform its obligations hereunder; and

            (3) There is no indenture, contract, or agreement to which NYU is a party or by which NYU is bound which prohibits or would prohibit the execution and delivery by NYU of this Agreement or the performance or observance by NYU of any term or condition of this Agreement.

*** Portions of this page have been omitted pursuant to a request for
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
                                       21


            (4) As of the Effective Date, NYU is not aware of any prior art that would invalidate any patent or patent claim, or that would prevent from issuing any patent application covered by the NYU Patents.

      18.   No Assignment.

            Neither CORPORATION nor NYU shall have the right to assign, delegate or transfer at any time to any party, in whole or in part, any or all of the rights, duties and interest herein granted without first obtaining the written consent of the other to such assignment, which consent shall not be unreasonably withheld; provided that (i) CORPORATION may, without the prior consent of NYU, assign all of its rights and obligations under this Agreement to a third party in connection with a merger or corporate restructuring of CORPORATION or a sale of all or substantially all of its assets, following written notice thereof and execution by the third party with NYU of an agreement to be bound by the terms of this Agreement and (ii) NYU may assign its interest in this Agreement in whole or in part without the consent of CORPORATION if such assignee (A) is a parent, subsidiary, affiliate or related entity to NYU or (B) is a entity that acquires substantially all of the ownership interests or assets of NYU or New York University Medical Center (or any successor to the foregoing) or (C) is an entity formed by NYU or New York University Medical Center (or any successor to the foregoing) and other institutions, one of the purposes of which is to perform the activities for which NYU is obligated pursuant to this Agreement.

      19    Use of Name.

            Without the prior written consent of the other party, neither CORPORATION nor NYU shall use the name of the other party or any adaptation thereof or of any staff member, employee or student of the other party:

                  (i) in any product labeling, advertising, promotional or sales literature;

                  (ii) in connection with any public or private offering or in conjunction with any application for regulatory approval, unless disclosure is otherwise required by law, in which case either party may make factual statements concerning the Agreement or file copies of the Agreement after providing the other party with an oppor-tunity to comment and reasonable time within which to do so on such statement in draft.

            Except as provided herein, neither NYU nor CORPORATION will issue public announcements about this Agreement or the status or existence of the NYU Research Project without prior written approval of the other party.

      20.   Miscellaneous.

            (a) In carrying out this Agreement the parties shall comply with all local, state and federal laws and regulations including but not limited to, the provisions of Title 35 United States Code ss.200 et seq. and 15 CFR ss.368 et seq.

            (b) If any provision of this Agreement is determined to be invalid or void, the remaining provisions shall remain in effect.

            (c) This Agreement shall be deemed to have been made in the State of New York and shall be governed and interpreted in all respects under the laws of the State of New York.

            (d) Any dispute arising under this Agreement shall be resolved in an action in the courts of New York State or the federal courts located in New York State, and the parties hereby consent to personal jurisdiction of such courts in any action.

            (e) All payments or notices required or permitted to be given under this Agreement shall be given in writing and shall be effective when either personally delivered or deposited, postage prepaid, in the United States registered or certified mail, addressed as follows:

                  To NYU:    New York University Medical Center
                             550 First Avenue
                             New York, NY 10016

                             Attention: Isaac T. Kohlberg
                                        Vice President for
                                        Industrial Liaison

                             and

                             Office of Legal Counsel
                             New York University
                             Bobst Library
                             70 Washington Square South
                             New York, NY 10012

                             Attention: Kathy L. Schulz
                                        Associate General Counsel

                  TO CORPORATION:

                             Collateral Therapeutics, Inc.
                             9360 Towne Centre Drive
                             San Diego, California 92121

                             Attention: Jack W. Reich, PhD
                                        President and Chief
                                        Executive Officer

                  or such other address or addresses as either parry may hereafter specify by written notice to the other. Such notices and communications shall be deemed effective on the date of delivery or fourteen (14) days after having been sent by registered or certified mail, whichever is earlier.

            (f) This Agreement (and the annexed Appendices) constitute the entire Agreement between the parties and no variation, modification or waiver of any of the terms or conditions hereof shall be deemed valid unless made in writing and signed by both parties hereto. This Agreement supersedes any and all prior agreements or understandings, whether oral or written, between CORPORATION and NYU.

            (g) No waiver by either party of any non-performance or violation by the other party of any of the covenants, obligations or agreements of such other party hereunder shall be deemed to be a waiver of any subsequent violation or non-performance of the same or any other covenant, agreement or obligation, nor shall forbearance by any party be deemed to be a waiver by such party of its rights or remedies with respect to such violation or nonperformance.

            (h) The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify or aid in the interpretation, construction or meaning of this Agreement.

            (i) It is not the intent of the parties to create a partnership or joint venture or to assume partnership responsibility or liability. The obligations of the parties shall be limited to those set out herein and such obligations shall be several and not joint.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date and year first above written.

                                       NEW YORK UNIVERSITY


                                 By: /s/ Isaac T. Kohlberg
                                     -------------------------------------------
                                             Isaac T. Kohlberg

                                 Title: Vice President for Industrial Liaison
                                        ----------------------------------------

                                 Date: 3/24/87
                                       -----------------------------------------

                                          Collateral Therapeutics, Inc.


                                 By: /s/ Christopher J. Reinhard
                                     -------------------------------------------
                                             Christopher J. Reinhard

                                 Title: Chief Operating Officer
                                        ----------------------------------------

                                 Date: 3-21-97
                                       -----------------------------------------

                                   Appendix I

Pre-existing NYU Patent and Patent Applications:

*** entitled *** *** and US patent applications *** filed *** filed *** *** filed *** Rule 60 continuing patent application filed *** and US divisional patent application filed *** .

PCT filing *** filed ***
                                       ***
                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                                      APPENDIX I

                PRE-EXISTING NYU PATENTS AND PATENT APPLICATIONS

U.S. APPLICATIONS              Serial No.          Filing Date           Status


           ***                     ***             6/16/87    ABANDONED

           ***                     ***             4/4/88     ABANDONED
           ***

           ***                     ***             12/6/91    ABANDONED
           ***

           ***                     ***             6/22/92    ABANDONED
           ***

           ***                     ***             5/3/93     Allowed - Issue
           ***                                                Fee Paid 1/1/97

           ***                     ***             1/25/94    Issued -
           ***                                                U.S. Patent No.
           ***                                                    ***

           ***                     ***             6/7/95     Pending
           ***

           ***                     ***             6/7/95     Pending
           ***

           ***                 Not yet assigned    12/31/96   Pending
           ***

           ***                 Not yet assigned    2/13/97    Pending
           ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                             APPENDIX I (Contd.)

FOREIGN APPLICATIONS

The following patents and patent applications are based upon International Application No. *** filed November 15, 1990 and all are entitled *** .

Country                 Application No.        Filing Date   Status
--------------------------------------------------------------------------------
    ***                    ***                 11/15/90             ***
                                                                    ***

    ***                    ***                 11/15/90      pending

    ***                    ***                 11/15/90      Pending

    ***                    ***                 11/15/90      Pending

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    Confidential Treatment and filed separately with the Commission.

                                   APPENDIX II

                                       ***

                                       ***

BACKGROUND

                                       ***
                                       ***
                                       ***

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    Confidential Treatment and filed separately with the Commission.

                                      ***
                                      ***
                                      ***

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    Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***

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    Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***

SPECIFIC AIMS OF THE RESEARCH PROGRAM

                                       ***
                                       ***
                                       ***

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    Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***

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    Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***

REFERENCES
                                       ***
                                       ***
                                       ***

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    Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***

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    Confidential Treatment and filed separately with the Commission.

                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

             APPENDIX III. Collateral Therapeutics Development Plan

                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

         APPENDIX III. (cont'd) Collateral Therapeutics Development Plan

                                       ***
                                       ***
                                       ***

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                             FIRST AMENDMENT TO AGREEMENT


     This First Amendment to Agreement (hereafter "Amendment") is effective on April 28, 1998 by and between COLLATERAL THERAPEUTICS INC., a corporation organized and existing under the laws of California, having a place of business at 9360 Town Centre Drive, San Diego, California 92121 (hereafter "CORPORATION"); and NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York, having a place of business at 70 Washington Square South, New York, New York 10012 (hereafter "NYU").

                                     WITNESSETH:

     WHEREAS, CORPORATION and NYU entered into a certain agreement made and effective as of March 24, 1997 (the "Agreement"), pursuant to which, INTER ALIA, CORPORATION undertook to sponsor certain research at NYU and NYU granted to CORPORATION a license to certain Research Technology (as such term is defined in the Agreement); and

     WHEREAS, CORPORATION and NYU desire to expand the scope of the research under the terms and conditions of the Agreement as specified herein; and

     WHEREAS, NYU desires to perform such research; and

     WHEREAS, CORPORATION desires to provide additional research funds to NYU for the performance of such research by NYU.

     NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

     1. Except as expressly provided for herein, all terms and conditions of the Agreement shall remain in full force and effect.

     2. Terms which are defined in the Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.

     3. Section 1(m) of the Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 1(m) shall read as follows:

          1(m) "NYU Research Project" shall mean the investigations at NYU during the Research Period into the Field under the supervision of the NYU Scientist in 2accordance with the research program, described in annexed Appendix II and in annexed Exhibit A to the Amendment, each of which forms an integral part hereof.

     4. Section 4(a) of the Agreement shall be, and hereby is, amended in its entirety so that, as amended, said Section 4(A) shall read as follows:

          4(a) As compensation to NYU for work to be performed on the NYU Research Project during the Research Period, subject to any earlier termination of the Research Project pursuant to Section 3(a) hereof, CORPORATION will pay NYU the total sum of $675,000, payable in six successive semi annual installments, commencing on the Effective Date; the first three installments shall be in the amount of $100,000 each, the fourth installment shall be in the amount of $175,000; the fifth and six installments shall be in the amount of $100,000 each.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as follows:



NEW YORK UNIVERSITY                     COLLATERAL THERAPEUTICS, INC.

By: /s/ Isaac T. Kohlberg               By: /s/ Christopher J. Reinhard
   --------------------------------        --------------------------------
Title: Vice President                   Title: COO & CFO
        for Industrial Liaison                -----------------------------

Date:   5-1-98                          Date:  April 29, 1998
      -----------------------------          ------------------------------

                                      EXHIBIT A


     SPECIFIC AIMS

                                         ***
                                         ***
                                         ***




     RESEARCH PLAN


                                         ***
                                         ***
                                         ***



     ***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                         ***
                                         ***
                                         ***





     ***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                         ***
                                         ***
                                         ***




     ***Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.